UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 17, 2010

Nevada	0-9410	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

 (866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

ITEM 5.07      Submissions of Matters to a Vote of Security Holders

1.    The annual meeting of stockholders of Provectus Pharmaceuticals, Inc. was held on Thursday, June 17, 2010.  At the meeting, shareholders elected the following Board of Directors for a term of one year:

ELECTION OF DIRECTORS	FOR	WITHHELD
H. Craig Dees, Ph.D.	19,569,143	245,669
Timothy C. Scott, Ph.D.	19,504,688	310,124
Eric A. Wachter, Ph.D.	19,494,888	320,024
Stuart Fuchs	19,553,818	261,094
Kelly M. McMasters, Ph.D.	19,586,743	228,169

2.    Additionally, the shareholders ratified the approval of an amendment to the Amended and Restated 2002 Stock Plan, as amended, to increase the number of shares of our common stock reserved for issuance from 10,000,000 to 15,000,000.

FOR:	AGAINST:	ABSTAIN:
16,882,014	544,005	413,217

3.    The shareholders ratified the selection of BDO Seidman, LLP as our independent auditor for 2010.

FOR:	AGAINST:	ABSTAIN:
48,453,772	544,005	413,217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provectus Pharmaceuticals, Inc.

Date: June 17, 2010	By:	/s/ Peter Culpepper
Title: Chief Financial Officer